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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




                                   December 12, 1997
                    ----------------------------------------------
                   Date of Report (Date of Earliest Event Reported)


                               National Quality Care, Inc.
                     --------------------------------------------
                (Exact name of Registrant as specified in its charter)


       Delaware                     0-19031                  84-1215959
    ---------------               -----------              --------------
    (State or other               (Commission              (IRS Employer
    jurisdiction of               file Number)             Identification No.)
    incorporation or
    organization)



                             5901 West Olympic Boulevard
                                      Suite 109
                            Los Angeles, California 90036
                            -----------------------------
                       (Address of principal executive offices)


Registrant's telephone number, including area code: (213) 692-0948
                                                   --------------

                                   with copies to:

                                Jeffrey P. Berg, Esq.
                                 Matthias & Berg LLP
                                1990 South Bundy Drive
                                      Suite 790
                            Los Angeles, California 90025
                                  Tel: 310-820-0083


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    (a) By letter dated December 12, 1997, the Company terminated Singer Lewak Greenbaum & Goldstein LLP as independent certified accountants for the Company.

    The Company's former independent certified accountants' annual report covering the two (2) fiscal years ended December 31, 1996 and 1995 did not include an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the two (2) most recent fiscal years and during any subsequent interim periods preceding such termination, there has not developed any disagreement between such former independent certified accountants and management of the Company or other reportable events which have not been resolved to the Company's former independent certified accountants' satisfaction. Singer Lewak Greenbaum & Goldstein LLP had been the Company's independent certified accountants since approximately August 15, 1996.

    (b) As of December 12, 1997, the Company engaged KPMG Peat Marwick LLP, as the Company's independent auditors to replace Singer Lewak Greenbaum & Goldstein LLP, whose report with respect to the Company's financial statements for the fiscal years ended December 31, 1996 and 1995, has been included in the Company's Form 10-KSB for the fiscal year ended December 31, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (C)  EXHIBITS.

    16.1 Letter RE Change in Certifying Accountant of Singer Lewak Greenbaum & Goldstein LLP, dated December 15, 1997.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                  NATIONAL QUALITY CARE, INC.




Dated: December 15, 1997               By: /s/ Ron Berkowitz
                                      --------------------------------
                                      Ron Berkowitz
                                      Chief Financial Officer


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                                    EXHIBIT INDEX

EXHIBIT
NUMBER                       DESCRIPTION

16.1 Letter re Change in Certifying Accountant of Singer Lewak Greenbaum & Goldstein LLP, dated December 15, 1997